                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNITED SECURITY BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         UNITED SECURITY BANCORPORATION
                           9506 NORTH NEWPORT HIGHWAY
                         SPOKANE, WASHINGTON 99218-1200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 1998

To the Shareholders of United Security Bancorporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of United Security Bancorporation (the "Company") will be held at The Quality Inn Oakwood, North 7919 Division, Spokane, Washington, on Tuesday, June 2, 1998, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. To elect ten (10) Directors to serve until the next annual meeting or until their successors have been elected and qualified.

        2. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

        Only those shareholders of record at the close of business on May 8, 1998, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

        Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. The directors, officers and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of the Company, its growth and development.

May 14, 1998

                       BY ORDER OF THE BOARD OF DIRECTORS



                      William C. Dashiell              Richard C. Emery
                      Chief Executive Officer          President




================================================================================

                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope. The prompt return of your proxy will assist us in preparing for the meeting. Retention of the Proxy is not necessary for admission to the Annual Meeting.
================================================================================

                         UNITED SECURITY BANCORPORATION
                           9506 NORTH NEWPORT HIGHWAY
                         SPOKANE, WASHINGTON 99218-1200
                                 (509) 467-6949

                                 PROXY STATEMENT

        This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about May 14, 1998, for use in connection with the Annual Meeting of Shareholders of United Security Bancorporation (the "Company") to be held on Tuesday, June 2, 1998. Only those shareholders of record at the close of business on May 8, 1998 (the "Record Date"), shall be entitled to vote. The number of shares of the Company's no par common stock (the "Common Stock"), outstanding on the Record Date and entitled to vote at the Annual Shareholders' Meeting is 4,054,278.

VOTING RIGHTS AND SOLICITATIONS

        The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company and its operating subsidiaries, United Security Bank ("USB"), Home Security Bank ("HSB"), Bank of Pullman ("BOP"), USB Insurance Agencies, Inc. ("USB Insurance"), USB Leasing, Inc. ("USB Leasing") and USB Mortgage Company, Inc. ("USB Mortgage") (collectively, the "Subsidiaries"). USB, HSB and BOP are sometimes collectively referred to in this Proxy Statement as the "Banks". Solicitation may be made by use of the mails, by telephone, facsimile and personal interview.

        The Company's Common Stock is the only type of security entitled to vote at the annual meeting. If you were a shareholder of record of Common Stock of the Company at the close of business on the Record Date of May 8, 1998, you may vote at the annual meeting. On all matters requiring a shareholder vote at the Annual Meeting, each shareholder is entitled to one vote, in person or by proxy, for each share of common stock of the Company recorded in his or her name. On the Record Date, there were 4,054,278 issued and outstanding shares of common stock.

        The affirmative vote of a plurality of the shares present at the annual meeting, in person or by proxy, is required to elect directors (Item No. 1). Abstentions and "broker non-votes" (shares held by a broker or nominee as to which a broker or nominee indicates in the Proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of Directors, an abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters. Cumulative voting for directors is not permitted.

        If you are unable to attend the annual meeting, you may vote by proxy. The enclosed proxy is solicited by the Board of Directors of the Company, and when returned, properly completed, will be voted as you direct on your proxy. If the proxy is returned with no instructions on how the shares are to be voted, shares represented by such proxies will be voted FOR election of the director-nominees identified by the Board of Directors (Item No. 1).

        You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy bearing a later date to the Secretary of the Company at its principal executive office. You may also revoke your proxy by giving notice and voting in person at the annual meeting.

COSTS OF SOLICITATION

        The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited personally or by telephone or telegram by certain of the Company's directors, executive officers and regular employees, who will not receive additional compensation.

                               PURPOSE OF MEETING

        There is one matter being presented for consideration by the shareholders at the Annual Meeting.

                          NO. 1 - ELECTION OF DIRECTORS

GENERAL

        The Company's Articles of Incorporation, as Amended ("Articles") allow the Board or the shareholders to set the number of directors on the Board within a range of 5 to 25. Currently, this number is 10. The Articles also allow the Board to fill vacancies created on the Board. The Board by resolution has set the number of directors for the next Board to serve at 10.

        Directors are elected for terms of one year or until their successors are elected and qualified.

        At the annual meeting, ten (10) directors are to be elected, each to serve until the next annual meeting of shareholders or until his successor is elected and qualified.

        Unless authority to vote is withheld on a proxy, proxies in the form enclosed will be voted FOR the director-nominees identified below. If any nominee is not available for election (a contingency which the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee, and proxies in the form enclosed will be voted FOR the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

        In accordance with the above, the Board of Directors has nominated David
C. Blankenship, William C. Dashiell, James Rand Elliott, Richard C. Emery, Robert J. Gardner, Robert L. Golob, Keith P. Sattler, Dann Simpson, Norman J. Traaen and Ronald Wachter as directors, to serve a one year term or until their successors are elected and qualified.

                      INFORMATION WITH RESPECT TO NOMINEES

        The following tables set forth certain information with respect to the nominees for director. The table below includes: (i) their ages; (ii) their principal occupations during the past five years; and (iii) the year first elected or appointed a director of the Company. The table also indicates the number of shares of common stock beneficially owned by each individual as of December 31, 1997 and the percentage of common stock outstanding on that date that the individual's holdings represented. Where beneficial ownership is less than one percent of the outstanding shares, the percentage is not reflected in the table.

                                                                             SHARES AND
                                                                           PERCENTAGE OF
                                                                            COMMON STOCK
                                        PRINCIPAL OCCUPATION                BENEFICIALLY
         NAME, AGE AND                   OF DIRECTOR DURING                 OWNED AS OF
       TENURE AS DIRECTOR                  LAST FIVE YEARS              DECEMBER 31, 1997 *
       ------------------                  ---------------              -------------------
                                                                               (1)(2)
 David C. Blankenship, 55        President and owner of Blankenship         108,054 (3)
   Since 1991                    and Associates, Inc.; director of            (2.66%)
                                 Playfair Race Course, Inc.,
                                 Holland Road Properties, Inc.,
                                 RiverPark Properties, Inc., and
                                 Triple Ten Investments; director
                                 of USB, USB Mortgage, USB
                                 Insurance and USB Leasing

 William C. Dashiell, 59         Chief Executive Officer and former          54,801 (5)
   Since 1985 (4)                President of the Company;                     1.35%
                                 Chairman, USB, HSB, USB Insurance,
                                 USB Leasing and USB Mortgage

 James Rand Elliot, 47           Partner of Premium Finance                  4,434 (6)
   Since 1996                    Company; director of Yakima
                                 chapter of American Red Cross;
                                 director of HSB

 Richard C. Emery, 56            President and Chief Operating                 7,817
   Since 1997 (4)                Officer since November, 1997;
                                 former President and Chief
                                 Executive Officer of Pacific One
                                 Bank, NA and its predecessor,
                                 American National Bank

                                                                             SHARES AND
                                                                           PERCENTAGE OF
                                                                            COMMON STOCK
                                        PRINCIPAL OCCUPATION                BENEFICIALLY
         NAME, AGE AND                   OF DIRECTOR DURING                 OWNED AS OF
       TENURE AS DIRECTOR                  LAST FIVE YEARS              DECEMBER 31, 1997 *
       ------------------                  ---------------              -------------------
                                                                               (1)(2)
 Robert J. Gardner, 58           Self-employed in the logging                23,003 (7)
   Since 1985                    business; President/owner of
                                 Gardner Logging and Trucking,
                                 Inc.; director of USB, USB
                                 Insurance, USB Mortgage and USB
                                 Leasing

 Robert L. Golob, 67             President of Golob Diary, Inc.;             18,523 (8)
   Since 1988                    director of HSB

 Keith P. Sattler, 54            CPA/Principal of Sattler and                13,843 (9)
   Since 1993                    Heslop; director and treasurer of
                                 Lower Valley Holding Corp.;
                                 director of Sunnyside Housing
                                 Authority; Chairman/director of
                                 HSB; director of USB Mortgage and
                                 USB Leasing

 Dann Simpson, 65                Retired accountant; director of               8,029
   Since 1985                    USB and USB Insurance

 Norman J. Traaen, 77            Real estate investor; director of             21,272
   Since 1985                    USB, USB Mortgage and USB Leasing

 Ronald Wachter, 60              General Manager of NuChem Ltd.;               6,050
   Since 1997                    director of BOP

* Share amounts reflect stock dividends, including the 10% dividend declared January 13, 1998.

(1) Shares held with sole voting and investment power directly unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: David C. Blankenship, 2,662 shares; William C. Dashiell, 19,709 shares; Richard C. Emery, 2,867 shares; Robert J. Gardner, 2,662 shares; Robert L. Golob, 2,662 shares; Keith P. Sattler, 2,662 shares; Dann Simpson, 2,662 shares; Norman J. Traaen, 2,662 shares.

(3)     Includes 1,443 shares held of record by MIW Investments.

(4) Mr. Dashiell served as President of the Company through October, 1997; Mr. Emery's tenure as President of the Company began in November, 1997.

(5) Includes 11,785 shares allocated to Mr. Dashiell under the Company's employee stock ownership plan, 162 shares held jointly with Mr. Dashiell's children, 128 shares held of record by Mr. Dashiell's spouse and 515 shares held jointly with Mr. Dashiell's mother.

(6)     Includes 2,511 shares held of record by Mr. Elliott's spouse.

(7) Includes 10,063 shares held of record by Gardner Logging and Trucking, Inc. and 1,667 shares held of record by Mr. Gardner's spouse.

(8)     Includes 1,720 shares held of record by Pacific Crest Securities.

(9)     Includes 110 shares held of record by TIPS.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

         INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The following sets forth information concerning the Board of Directors and Committees of the Company during the year ended December 31, 1997.

BOARD OF DIRECTORS

        The Company held six (6) Board meetings in 1997. Each director attended at least 75 percent of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees on which he served.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company has established an Audit and Compliance Committee ("Audit Committee"), a Compensation Committee and an Executive Committee. When the need arose the full Board served as the Nominating Committee.

        Audit Committee. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held four (4) meetings during the year. For 1997, members of the Audit Committee consisted of Messrs. Keith P. Sattler (Chair), David C. Blankenship, Dann Simpson and Robert
J. Gardner.

        Compensation Committee. There were no formal meetings of the Compensation Committee in 1997. The Compensation Committee consists of Messrs. Dann Simpson (Chair), David C. Blankenship, Keith P. Sattler and Robert J. Gardner. In lieu of formal meetings of the Compensation Committee, the entire Board of Directors approved executive compensation based on recommendations of management.

        Executive Committee. The main function of the Executive Committee is to establish the agenda for the Company's Board of Directors meetings, to receive reports from the Executive Officers regarding their activities and the implementation of the Company's business plan, and to ensure the Company's strategic planning process is being followed. The Committee held eight (8) meetings during the year. For 1997, members of the Executive Committee consisted of Messrs. William C. Dashiell (Chair), David C. Blankenship, Stanley W. Horton (resigned effective April 21, 1997), James L. Moe (resigned September 30, 1997), Keith P. Sattler, Dann Simpson and Robert J. Gardner.

COMPENSATION OF DIRECTORS

        Directors of the Company receive $400 for each meeting of the board of directors attended, and members of the executive committee of the board receive $400 per meeting attended. During the year ended December 31, 1997, the Company paid total director fees of $48,200 pursuant to such arrangements.

        Certain directors of the Company are also directors or executive officers of the Company's Subsidiaries or members of various committees of the Company's board of directors, and receive fees for meetings attended in such capacities. Similar programs for directors of the Subsidiaries have been established which are commensurate with the size of the institution and the procedures of its peer and affiliate banks.

        Directors of the Company are eligible to receive options under the 1995 Incentive Stock Option Plan. This plan is described in the Executive Compensation section under the heading "Description of Incentive Stock Option Plan".



                             EXECUTIVE COMPENSATION

        The following table sets forth a summary of certain information concerning compensation awarded to or paid by the Company for services rendered in all capacities, during the last three fiscal years to the Chief Executive Officer and the six most highly compensated executive officers of the Company and, in certain instances, its Subsidiaries, whose total compensation in 1997 exceeded $100,000.

=================================================================================================================================
     NAME AND                YEAR                                                               LONG TERM               ALL OTHER
PRINCIPAL POSITION                                  ANNUAL COMPENSATION                        COMPENSATION           COMPENSATION
                                         ----------------------------------------        ------------------------          (4)

                                                                           OTHER        SECURITIES       PAYOUTS
                                                                           ANNUAL       UNDERLYING
                                          SALARY          BONUS         COMPENSATION     OPTIONS/
                                           (1)                              (2)          SARS (3)
                                                                                                         --------
                                                                                                           LTIP
                                                                                                         PAYOUTS
---------------------------------------------------------------------------------------------------------------------------------
William C. Dashiell,         1997        $176,896        $ 88,996        $      0               0               0        $ 25,584
President and                1996         148,450          97,932               0               0               0          25,583
Chief Executive              1995         119,270          62,500               0          14,808               0          25,579
Officer (5)
---------------------------------------------------------------------------------------------------------------------------------

Daniel P. Murray,            1997        $102,950        $ 46,960        $      0               0               0        $ 17,052
Senior Vice                  1996          84,680          48,965               0               0               0          17,051
president - Loan             1995          77,768          42,418               0           9,432               0               0
Administrator  of
Company and USB
---------------------------------------------------------------------------------------------------------------------------------

Chad Galloway,               1997        $ 58,464        $ 44,498        $      0               0               0        $      0
Vice President and           1996          54,199          50,086               0               0               0               0
CFO of Company               1995               0               0               0           7,144               0               0
---------------------------------------------------------------------------------------------------------------------------------

James L. Moe,                1997        $108,346        $      0        $      0               0               0        $      0
President of USB             1996         101,677          30,699               0               0               0               0
Insurance                    1995          89,196          27,414               0          11,960               0               0
---------------------------------------------------------------------------------------------------------------------------------

Duane L. Brandenburg,        1997        $107,400        $ 36,777        $      0               0               0        $      0
Vice President of            1996           10,680(6)         700               0          13,030               0               0
Company; President
and CEO of USB
---------------------------------------------------------------------------------------------------------------------------------
William G. Edom,             1997        $ 84,450        $ 19,490        $      0               0               0        $      0
Vice President of
Company; President
and CEO of HSB
---------------------------------------------------------------------------------------------------------------------------------
Richard C. Emery             1997          $23,916(7)   $ 11,125        $      0          14,333               0        $      0
President and COO
of Company
=================================================================================================================================

(1)     Includes director fees paid during the year.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Options to acquire shares of Common Stock. Share amounts for options granted in 1997 have been adjusted for the 10% stock dividend declared on January 13, 1998.

(4) Represents the value attributed to the named executive officer during the year pursuant to agreements entered into between USB and such officers as part of USB's salary continuation plan.

(5) Mr. Dashiell served as President of the Company through October, 1997. Richard C. Emery began serving as President of the Company in November, 1997.

(6) Mr. Brandenburg's 1996 salary on an annualized basis would have been $100,200.

(7) Includes director fees of $1,000; Mr. Emery's 1997 salary on an annualized basis (exclusive of director fees) would have been $137,500.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

===============================================================================================
                                                                         POTENTIAL REALIZABLE
                                                                               VALUE AT
                                                                         ASSUMED ANNUAL RATES
                           INDIVIDUAL GRANTS                                OF STOCK PRICE
                                                                             APPRECIATION
                                                                          FOR OPTION TERM (2)
-----------------------------------------------------------------------------------------------
                                    % OF TOTAL
                         OPTIONS      OPTIONS
        NAME            GRANTED(1)   GRANTED TO    EXERCISE   EXPIRATION
                                     EMPLOYEES     PRICE (1)    DATE        5%         10%
-----------------------------------------------------------------------------------------------
Richard C. Emery         14,333       58.09%       $16.87     10/31/02    $66,736    $147,738
===============================================================================================

(1) Share amount and exercise price have been adjusted to reflect the 10% stock dividend declared on January 13, 1998.

(2) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term based upon the assumed compounded rates of appreciation in the value of Common Stock as specified in the table over the term of the options. These amounts do not take into account provisions of the options providing for termination of the option following termination of employment or nontransferability.


        Option Exercises. The following table sets forth certain information concerning exercises of stock options pursuant to the Company's stock option plan by the named executive officers during the year ended December 31, 1997 and stock options held at year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

===============================================================================================================================
                             SHARES
                            ACQUIRED
                               ON            VALUE                 NUMBER OF                               VALUE OF
          NAME              EXERCISE        REALIZED              UNEXERCISED                       UNEXERCISED OPTIONS AT
                                                              OPTIONS AT YEAR END (1)                    YEAR END (2)
                                                          ---------------------------------------------------------------------
                                                          EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------------
William C. Dashiell                0        $      0            19,709                  0      $    179,549      $            0
-------------------------------------------------------------------------------------------------------------------------------

Daniel P. Murray                   0        $      0            12,668                  0      $    115,406      $            0
-------------------------------------------------------------------------------------------------------------------------------

Chad Galloway                      0        $      0             9,509                  0      $     86,627      $            0
-------------------------------------------------------------------------------------------------------------------------------

James L. Moe                       0        $      0            15,919                  0      $    145,022      $            0
-------------------------------------------------------------------------------------------------------------------------------

Duane L. Brandenburg               0        $      0             6,307              9,459      $     72,594      $      108,873
-------------------------------------------------------------------------------------------------------------------------------

William G. Edom                    0        $      0             4,596              6,893      $     48,396      $       72,583
-------------------------------------------------------------------------------------------------------------------------------

Richard C. Emery                   0        $      0             2,867             11,466      $    448,366      $      193,431
===============================================================================================================================

(1) Share amounts and values have been adjusted for stock dividends, including the 10% stock dividend declared on January 13, 1998.

(2) On December 31, 1997, the closing price of the Common Stock was $20.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.



EMPLOYEE STOCK OWNERSHIP PLAN

        The Company maintains an employee stock ownership plan and trust, known as the United Security Bancorporation Employee Stock Ownership Plan ("Plan"), for the benefit of its and its Subsidiaries' employees. The Plan became effective January 1, 1989, and is intended to enable participating employees to share in the growth and prosperity of the Company and thereby accumulate capital for retirement needs. The Plan is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, as a stock bonus plan. Employees of the Company or its subsidiaries who are 21 years of age or older become eligible for participation in the Plan in any Plan year after achieving 1,000 hours or more of service.

        The Company makes annual contributions to the trust created under the Plan (for which the Company receives a deduction) and the trust invests such contributions and trust earnings in Common Stock of the Company. Contributions to the Plan in fiscal year 1997 totaled $205,950.

        At December 31, 1997 (as adjusted for the stock dividend declared January 13, 1998), the Plan owned 87,633 shares of Common Stock of the Company, representing approximately 4.63% of the then outstanding shares. At such date, the Plan had no outstanding debt.

DESCRIPTION OF INCENTIVE STOCK OPTION PLAN

        The Company presently maintains one stock option plan, known as the 1995 Incentive Stock Option Plan ("1995 Plan"). The 1995 Plan, adopted by the Board of Directors on March 14, 1995, and by the shareholders on May 24, 1995, provides for the issuance of incentive stock options intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options that are not qualified under the Code. Key individuals of the Company and its Subsidiaries (including directors, executive officers who are also employees, and advisors or consultants to the Company) are eligible to receive grants of options.

        The 1995 Plan is administered by a Compensation Committee ("Committee") of the Board of Directors, comprised of at least 2 non-employee directors, whose members are entitled to receive awards of options if and when granted by an independent executive remuneration committee. Up to 300,000 shares of Common Stock of the Company or shares representing eight percent (8%) of the Common Stock of the Company from time-to-time outstanding, whichever is less, are available for issuance in the form of options under the 1995 Plan.

SALARY CONTINUATION AGREEMENTS

        USB and HSB have entered into Executive Salary Continuation Agreements with certain of its directors and employees, including certain named executive officers. Under the terms of the respective agreements, the director or officer will receive an annual sum, payable on a monthly basis, for a period of ten years upon retirement. The following named executive officers will receive payments under their individual agreements: Mr. Dashiell will receive $39,600, Mr. Murray will receive $40,800, Mr. Galloway will receive $30,000, and Mr. Brandenburg will receive $51,745.

        The plans are generally available to most directors, executive officers and other key employees of the Banks, and vest according to years of service. Persons employed by the Banks for at least six continuous years prior to the effective date of the plans are deemed vested with respect to 20% of the salary continuation benefits available to them, and become vested in an additional 20% of such benefits for each succeeding year of employment thereafter until the employee becomes fully vested. Eligible persons employed by the Banks for at least ten continuous years prior to the effective date of the plans are deemed fully vested. USB's and HSB's obligations under the salary continuation plans are funded by prepaid policies of universal life insurance covering the lives of the plan participants.

        As of December 31, 1997, the salary continuation plan in effect at USB covered eleven individuals, six of whom were fully vested, two of whom were partially vested and three of whom were not vested. The plan in effect at HSB at such date covered seven individuals, none of whom were fully vested, three of whom were only partially vested, and four of whom were not vested.

REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors of the Company is composed of Messrs. Dann Simpson (Chair), David C. Blankenship, Keith P. Sattler and Robert J. Gardner.

        The intention of this Compensation Committee Report is to describe in general terms the process the Compensation Committee and Board of Directors undertakes and the matters it considers in determining the appropriate compensation for the Company's executive officers.

        The Company believes that the Compensation of its executive officers and other key personnel should reflect and support the goals and strategies that the Company has established.

        Compensation Philosophy. There are two principal objectives in determining executive compensation: (1) to attract, reward and retain key executive officers, and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholders value. In furtherance of these objectives, the Committee has adopted the following policies:

       o The Company will compensate competitively with the practices of other leading companies in the related fields;

       o Performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation;

       o The attainment of realizable but challenging objectives will determine performance-based compensation; and

       o The Company will encourage executive officers to hold substantial, long-term equity stakes in the Company so that the interest of executive officers will coincide with the interest of stockholders; accordingly, stock options will constitute a significant portion of compensation.

        Elements of Executive Compensation. The elements of the Company's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses; (2) long-term incentive compensation in the form of Salary Continuation Agreements; (3) long-term incentive compensation in the form of stock options granted under the Company's 1995 Plan; and (4) other compensation and employee benefits generally available to all employees of the Company, such as health insurance and employer contributions under the Company's Plan.

        The Compensation Committee believes that the Company's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to the Company's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of the Company's shareholders.

                        EXECUTIVE COMPENSATION COMMITTEE

Dann Simpson (Chair)     o     David C. Blankenship     o     Keith P. Sattler
                             o     Robert J. Gardner



                             STOCK PERFORMANCE GRAPH

        The chart below depicts the total return to shareholders during the period beginning May 5, 1995, when the Company first issued its shares publicly, and ending December 31, 1997. The definition of total return includes appreciation in market value of the stock as well as the actual cash and stock dividends paid to shareholders. The comparable indices utilized are the S&P 500 Index and the Major Regional Banks (MRB) Index. The chart assumes that the value of the investment in the Company's Common Stock and each of the two indices was $100 on May 5, 1995, and that all dividends were reinvested.



                                               Period Ending
                          -------------------------------------------------
Index                           5/5/95     12/31/95    12/31/96     12/31/97
---------------------------------------------------------------------------
USBN                             $100        $177        $220         $323
S&P 500                          $100        $120        $151         $190
S&P Major Regional Banks         $100        $128        $170         $249

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information concerning the non-director executive officers named in the compensation table and all executive officers and directors of the Company as a group. The Company is not aware of any person who at December 31, 1997, beneficially owned more than five percent of its outstanding Common Stock.

                                        CURRENT POSITION
                                       WITH THE COMPANY AND             SHARES AND PERCENTAGE
                                          PRIOR FIVE YEAR               OF COMMON STOCK
 NAME AND AGE                           BUSINESS EXPERIENCE             BENEFICIALLY OWNED *
 ------------                           -------------------             --------------------
 Daniel P. Murray, 50        Senior Vice President - Loan                     19,167 (1)
                             Administrator of the Company and USB

 Chad Galloway, 51           Vice President and CFO of the Company             9,690 (2)
                             and USB since 1995; formerly, Senior
                             Internal Auditor for Metropolitan
                             Mortgage, and Vice President and
                             Controller of AgAmerica, FCB

 James L. Moe, 48            President of USB Insurance                       42,548 (3)
                                                                                (1.05%)

 Duane L. Brandenburg, 52    President, CEO and director of USB since          6,307 (4)
                             November, 1996; Vice President of
                             Company since December, 1996; Executive
                             Vice President, Director and Secretary
                             of, and served in other capacities with,
                             Farmers and Merchants Bank

 William G. Edom, 48         President ,CEO and director of HSB since          7,009 (5)
                             June, 1996; Vice President of the
                             Company since July, 1996; Vice President
                             and manager of, and served in other
                             capacities with, Valley Commercial Bank,
                             which merged with WestOne Bancorp, and
                             ultimately U.S. Bancorp

 Executive officers and                                                         374,037
 directors as a group (17                                                       (8.99%)
 individuals)

* Unless otherwise noted, all shares owned represent less than one percent. Share amounts have been adjusted for the 10% stock dividend declared on January 13, 1998.

(1) Includes 5,034 shares allocated to Mr. Murray under the Company's employee stock ownership plan, and 12,668 shares for stock options which are exercisable within 60 days.

(2) Includes 9,509 shares for stock options which are exercisable within 60 days.

(3) Includes 6,466 shares allocated to Mr. Moe under the Company's employee stock ownership plan, and 15,919 shares for stock options which are exercisable within 60 days.

(4) Stock options which are exercisable within 60 days.

(5) Includes 4,596 shares for stock options which are exercisable within 60 days.

EXECUTIVE OFFICERS

        The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company, and are not otherwise named in the compensation table.


                                                CURRENT POSITION WITH THE COMPANY AND
   NAME AND AGE                                  PRIOR FIVE YEAR BUSINESS EXPERIENCE
   ------------                                  -----------------------------------
   Jeffrey S. Verble, 40               President of USB Mortgage  since 1995 and  President of
                                       USB Leasing since March, 1997;  formerly  self-employed
                                       as a builder/developer

   Gary E. Schell, 49                  President and CEO of BOP since 1974


              RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Loans to Affiliates. Some of the Company's directors and executive officers were customers of the Banks during the fiscal years ended December 31, 1997, 1996 and 1995 and had transactions with such Banks in the ordinary course of business. In addition, some of the Company's directors and executive officers are officers, directors or shareholders of corporations or members of partnerships which were customers of the Banks during the fiscal years ended December 31, 1997, 1996 and 1995, and had transactions with such Banks in the ordinary course of business. All loans included in such transactions were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than any normal risk of collectibility or present other unfavorable terms.

        Insurance Agency Payments. During the years ended December 31, 1997. 1996 and 1995, USB Insurance received commissions aggregating approximately $32,000, 10,000 and $36,000, respectively, in connection with the purchase by USB and HSB of universal life policies on the lives of certain of their directors and executive officers. Such policies are designed to fund USB's and HSB's obligations under the salary continuation agreements described elsewhere in this Proxy Statement that were entered into with such persons.

               COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

        Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

        Based solely on its review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934, related regulations, and written representations that no other reports were required, the Company believes that during the year ended December 31, 1997 all filing requirements applicable to its directors, executive officers and 10% shareholders were satisfied, except as follows. James L. Moe inadvertently neglected to file a Form 4 for the sale of 36,800 shares. A Form 4 reflecting the sale of shares was subsequently filed on November 7, 1998. Gary E. Schell inadvertently neglected to file a Form 4 for two transactions for the purchase of 1,000 shares and 500 shares, respectively. A Form 4 reflecting the purchases of shares was subsequently filed on April 9, 1998.

                                    AUDITORS

        In 1997, the Company selected Moss Adams, LLP, Certified Public Accountants, as its new independent auditors for the current year and for the year ended December 31, 1997. Representatives of Moss Adams, LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

        The Company's former auditors, McFarland & Alton, P.S., declined to stand for re-election after completion of the 1996 fiscal year audit. During the years ended December 31, 1997, 1996 and 1995, there were no disagreements with Moss Adams, LLP or McFarland & Alton, P.S. on any material accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of such firms, would have caused them to make reference to the subject matter of such disagreement on their reports of such financial statements.

                                 OTHER BUSINESS

        The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

        At the Annual Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on November 16, 1998, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

        ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS. Written requests for the Form 10-K should be addressed to Jacqueline A. Barnard, Secretary to the Board of Directors of United Security Bancorporation, 9506 North Newport Highway, Spokane, WA 99218-1200.

May 14, 1998                        BY ORDER OF THE BOARD OF DIRECTORS



                                    Jacqueline A. Barnard, Secretary

                         UNITED SECURITY BANCORPORATION

                                      PROXY

                       PLEASE SIGN AND RETURN IMMEDIATELY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints William C. Dashiell and Jacqueline A. Barnard, each of them the undersigned's attorney-in-fact and proxy to vote all of the shares of common stock of United Security Bancorporation (the "Company") owned of record by the undersigned on May 8, 1998 at the annual meeting of shareholders of the Company to be held on June 2, 1998 or any adjournment(s) thereof.

          UNLESS OTHERWISE INDICATED, THE SHARES OF COMMON STOCK OWNED
                BY THE UNDERSIGNED WILL BE VOTES FOR ITEM NO. 1.

ITEM NO. 1      ELECTION OF DIRECTORS

        A. I vote FOR all nominees listed below (except as marked to the contrary below) [ ]

        B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below [ ]

  David C. Blankenship     o     William C. Dashiell     o     James Rand Elliot

  Richard C. Emery         o     Robert J. Gardner       o     Robert L. Golob

  Keith P. Sattler         o     Dann Simpson            o     Norman J. Traaen

                           o     Ronald Wachter

ITEM NO. 2. WHATEVER  OTHER  BUSINESS may properly be brought before the Annual
            Meeting or any adjournment(s) thereof.

        THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSAL LISTED UNLESS AUTHORITY IS WITHHELD, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

        Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

        The Board of Directors recommends a vote "FOR" the listed proposal.


DATED:_______________ , 1998

                                             ___________________________________
                                                   Print Name(s)

                                             ___________________________________

                                             ___________________________________

                                             WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OF GUARDIAN,
                                             PLEASE GIVE FULL TITLE. IF MORE
                                             THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                             ALL JOINT OWNERS MUST SIGN.